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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 26, 2004


                                Niku Corporation
             (Exact name of registrant as specified in its charter)

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           Delaware                  000-28797                  77-0473454
(State or other jurisdiction  (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)
                                 305 Main Street
                         Redwood City, California 94063
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (650) 298-4600


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

Exhibit No.                           Description
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     99.1                             Press Release dated February 26, 2004


Item 12.    Results of Operations and Financial Condition

     On February 26, 2004, Niku Corporation issued a press release announcing its financial results for the quarter and twelve-month period ended January 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The Company believes that the presentation of non-GAAP pro forma information included in the press release may be of use to investors because the Company has historically provided such information and understands that some investors consider it useful in evaluating the Company's on-going operations. The Company uses pro forma information, along with GAAP information, in evaluating the Company's on-going operations. The non-GAAP pro forma information should be read in conjunction with the GAAP information. A reconciliation of the non-GAAP pro forma information to the GAAP information is included in the press release.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Niku Corporation


February 26, 2004                               By: /s/ MICHAEL SHAHBAZIAN
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                                                      Michael Shahbazian
                                                      Chief Financial Officer

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